Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

QUARTERLY TREND ANALYSIS OF SALES

($ in millions)

Net Sales	2012							2013							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Total	$5,251	$4,443	$9,694	$3,736	$13,430	$4,191	$17,621	$3,831	$4,048	$7,879					(9)%	(19)%	(1)%	(1)%
US and Puerto Rico	3,501	2,629	6,130	2,016	8,146	2,238	10,384	1,971	2,045	4,016					(22)%	(34)%	—	—
Europe	922	926	1,848	858	2,706	1,000	3,706	946	950	1,896					3%	3%	1%	1%
Rest of the World	748	811	1,559	787	2,346	858	3,204	765	835	1,600					3%	3%	(5)%	(4)%
Other	80	77	157	75	232	95	327	149	218	367					**	**	—	—

% of Total Sales	2012							2013							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr		YTD vs. YTD
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%					—		—
US and Puerto Rico	66.7%	59.2%	63.2%	54.0%	60.7%	53.4%	58.9%	51.4%	50.5%	51.0%					(870)		(1,220)
Europe	17.6%	20.8%	19.1%	23.0%	20.1%	23.9%	21.0%	24.7%	23.5%	24.1%					270		500
Rest of the World	14.2%	18.3%	16.1%	21.0%	17.5%	20.5%	18.2%	20.0%	20.6%	20.3%					230		420
Other	1.5%	1.7%	1.6%	2.0%	1.7%	2.2%	1.9%	3.9%	5.4%	4.6%					370		300

**	In excess of +/- 100%

BRISTOL-MYERS SQUIBB COMPANY

SALES AND COMPOSITION OF CHANGE IN SALES

FOR THE PERIOD ENDED JUNE 30, 2013

($ in millions)

QUARTER-TO-DATE	Net Sales		Analysis of % Change
	2013	2012	Total Change	Volume	Price	Foreign Exchange
US and Puerto Rico	$2,045	$2,629	(22)%	(21)%	(1)%	—
Europe	950	926	3%	6%	(4)%	1%
Rest of the World	835	811	3%	12%	(4)%	(5)%
Other	218	77	**	N/A	N/A	—

Total	$4,048	$4,443	(9)%	(6)%	(2)%	(1)%

YEAR-TO-DATE	Net Sales		Analysis of % Change
	2013	2012	Total Change	Volume	Price	Foreign Exchange
US and Puerto Rico	$4,016	$6,130	(34)%	(33)%	(1)%	—
Europe	1,896	1,848	3%	5%	(3)%	1%
Rest of the World	1,600	1,559	3%	10%	(3)%	(4)%
Other	367	157	**	N/A	N/A	—

Total	$7,879	$9,694	(19)%	(16)%	(2)%	(1)%

**	In excess of +/- 100%

BRISTOL-MYERS SQUIBB COMPANY

EARNINGS FROM OPERATIONS

($ in millions, except per share amounts)

	2012							2013							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales	$5,251	$4,443	$9,694	$3,736	$13,430	$4,191	$17,621	$3,831	$4,048	$7,879					(9)%	(19)%
Cost of products sold	1,303	1,245	2,548	987	3,535	1,075	4,610	1,063	1,108	2,171					(11)%	(15)%
Marketing, selling and administrative	1,002	1,004	2,006	1,071	3,077	1,143	4,220	994	1,042	2,036					4%	1%
Advertising and product promotion	194	224	418	167	585	212	797	189	218	407					(3)%	(3)%
Research and development	909	962	1,871	951	2,822	1,082	3,904	930	951	1,881					(1)%	1%
Impairment charge for BMS-986094 intangible asset	—	—	—	1,830	1,830	—	1,830	—	—	—					—	—
Other (income)/expense	(184)	(51)	(235)	(11)	(246)	166	(80)	(19)	199	180					**	**

Total Expenses	3,224	3,384	6,608	4,995	11,603	3,678	15,281	3,157	3,518	6,675					4%	1%
Earnings/(Loss) Before Income Taxes	$2,027	$1,059	$3,086	$(1,259)	$1,827	$513	$2,340	$674	$530	$1,204					(50)%	(61)%
Provision for/(benefit from) income taxes	545	251	796	(546)	250	(411)	(161)	51	—	51					(100)%	(94)%

Net Earnings/(Loss)	$1,482	$808	$2,290	$(713)	$1,577	$924	$2,501	$623	$530	$1,153					(34)%	(50)%
Net Earnings/(Loss) Attributable to Noncontrolling Interest	381	163	544	(2)	542	(1)	541	14	(6)	8					**	(99)%

Net Earnings/(Loss) Attributable to BMS	$1,101	$645	$1,746	$(711)	$1,035	$925	$1,960	$609	$536	$1,145					(17)%	(34)%

Earnings attributable to unvested restricted shares	(1)	—	(2)	—	(1)	(1)	(1)	—	—	—					—	(100)%

Net Earnings/(Loss) used for Diluted EPS Calculation	$1,100	$645	$1,744	$(711)	$1,034	$924	$1,959	$609	$536	$1,145					(17)%	(34)%

Diluted Earnings/(Loss) per Common Share*	$0.64	$0.38	$1.02	$(0.43)	$0.61	$0.56	$1.16	$0.37	$0.32	$0.69					(16)%	(32)%
Average Common Shares Outstanding - Diluted	1,706	1,701	1,704	1,666	1,697	1,662	1,688	1,655	1,660	1,658					(2)%	(3)%
Dividends declared per common share	$0.34	$0.34	$0.68	$0.34	$1.02	$0.35	$1.37	$0.35	$0.35	$0.70					3%	3%

% of Net Sales	2012							2013							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Margin	75.2%	72.0%	73.7%	73.6%	73.7%	74.3%	73.8%	72.3%	72.6%	72.4%					60	(130)
Cost of products sold	24.8%	28.0%	26.3%	26.4%	26.3%	25.7%	26.2%	27.7%	27.4%	27.6%					(60)	130
Marketing, selling and administrative	19.1%	22.6%	20.7%	28.7%	22.9%	27.3%	23.9%	25.9%	25.7%	25.8%					310	510
Advertising and product promotion	3.7%	5.0%	4.3%	4.5%	4.4%	5.1%	4.5%	4.9%	5.4%	5.2%					40	90
Research and development	17.3%	21.7%	19.3%	25.5%	21.0%	25.8%	22.2%	24.3%	23.5%	23.9%					180	460
Total expenses	61.4%	76.2%	68.2%	**	86.4%	87.8%	86.7%	82.4%	86.9%	84.7%					1,070	1,650
Earnings/ (Loss) Before Income Taxes	38.6%	23.8%	31.8%	(33.7)%	13.6%	12.2%	13.3%	17.6%	13.1%	15.3%					(1,070)	(1,650)
Net Earnings/ (Loss) Attributable to BMS	21.0%	14.5%	18.0%	(19.0)%	7.7%	22.1%	11.1%	15.9%	13.2%	14.5%					(130)	(350)
Other Ratios
Effective Tax Rate	26.9%	23.7%	25.8%	43.4%	13.7%	(80.1)%	(6.9)%	7.6%	—	4.2%					(2,370)	(2,160)

Other (Income)/Expense	2012							2013							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$42	$41	$83	$48	$131	$51	$182	$50	$50	$100					22%	20%
Investment income	(36)	(22)	(58)	(27)	(85)	(21)	(106)	(25)	(28)	(53)					27%	(9)%
Provision for restructuring	22	20	42	29	71	103	174	33	173	206					**	**
Litigation charges/(recoveries)	(172)	22	(150)	50	(100)	55	(45)	—	(22)	(22)					**	(85)%
Equity in net income of affiliates	(57)	(53)	(110)	(40)	(150)	(33)	(183)	(36)	(50)	(86)					(6)%	(22)%
Out-licensed intangible asset impairment	38	—	38	—	38	—	38	—	—	—					—	(100)%
Gain on sale of product lines, businesses and assets	—	(3)	(3)	—	(3)	(50)	(53)	(1)	—	(1)					(100)%	(67)%
Other income received from alliance partners, net	(46)	(83)	(129)	(96)	(225)	(87)	(312)	(57)	(32)	(89)					(61)%	(31)%
Pension settlements	—	—	—	3	3	155	158	—	101	101					—	—
Other	25	27	52	22	74	(7)	67	17	7	24					(74)%	(54)%

	$(184)	$(51)	$(235)	$(11)	$(246)	$166	$(80)	$(19)	$199	$180					**	**

*	Quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.
**	In excess of +/- 100%

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED JUNE 3O, 2013

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE

	2013	2012	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2013 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Net sales	$4,048	$4,443	(395)	(9)%	$(42)	$4,090	(1)%	(8)%
Gross profit	2,940	3,198	(258)	(8)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items (a)	3,010	3,345	(335)	(10)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of sales	74.4%	75.3%

Marketing, selling and administrative	1,042	1,004	38	4%	14	1,056	1%	5%
Marketing, selling and administrative excluding specified items (a)	1,041	999	42	4%	14	1,055	2%	6%

Advertising and product promotion	218	224	(6)	(3)%	3	221	2%	(1)%

SG&A excluding specified items as a % of sales	31.1%	27.5%

Research and development	951	962	(11)	(1)%	14	965	1%	—
Research and development excluding specified items (a)	951	917	34	4%	15	966	1%	5%

Research and development excluding specified items as a % of sales	23.5%	20.6%

YEAR-TO-DATE

	2013	2012	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2013 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Net sales	$7,879	$9,694	(1,815)	(19)%	$(62)	$7,941	(1)%	(18)%
Gross profit	5,708	7,146	(1,438)	(20)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items (a)	5,863	7,293	(1,430)	(20)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of sales	74.4%	75.2%

Marketing, selling and administrative	2,036	2,006	30	1%	25	2,061	2%	3%
Marketing, selling and administrative excluding specified items (a)	2,034	1,993	41	2%	25	2,059	1%	3%

Advertising and product promotion	407	418	(11)	(3)%	4	411	1%	(2)%

SG&A excluding specified items as a % of sales	31.0%	24.9%

Research and development	1,881	1,871	10	1%	19	1,900	1%	2%
Research and development excluding specified items (a)	1,881	1,768	113	6%	21	1,902	2%	8%

Research and development excluding specified items as a % of sales	23.9%	18.2%

(a)	Refer to the Specified Items tab for detail of specified items.

*	Foreign exchange (FX) impact determined by the change in a line item’s current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED JUNE 30, 2013

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE	2013	2012	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2013 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Virology
Baraclude	371	357	14	4%	(10)	381	(3)%	7%
Reyataz	431	406	25	6%	(5)	436	(1)%	7%
Sustiva Franchise	411	388	23	6%	1	410	—	6%
Oncology
Erbitux	171	179	(8)	(4)%	—	171	—	(4)%
Sprycel	312	244	68	28%	(10)	322	(4)%	32%
Yervoy	233	162	71	44%	—	233	—	44%
Neuroscience
Abilify	563	711	(148)	(21)%	2	561	—	(21)%
Metabolics
Bydureon	66	—	66	N/A	—	66	N/A	N/A
Byetta	104	—	104	N/A	—	104	N/A	N/A
Forxiga	5	—	5	N/A	—	5	N/A	N/A
Onglyza/Kombiglyze	240	172	68	40%	—	240	—	40%
Immunoscience
Nulojix	6	3	3	100%	—	6	—	100%
Orencia	352	290	62	21%	(7)	359	(3)%	24%
Cardiovascular
Avapro/Avalide	56	117	(61)	(52)%	—	56	—	(52)%
Eliquis	12	1	11	**	—	12	—	**
Plavix	44	741	(697)	(94)%	—	44	—	(94)%
Mature Products and All Other	671	672	(1)	—	(13)	684	(2)%	2%
Total	4,048	4,443	(395)	(9)%	(42)	4,090	(1)%	(8)%
Total excluding Plavix and Avapro/Avalide	3,948	3,585	363	10%	(42)	3,990	(1)%	11%

YEAR-TO-DATE	2013	2012	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $*	2013 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Virology
Baraclude	737	682	55	8%	(15)	752	(2)%	10%
Reyataz	792	764	28	4%	(6)	798	—	4%
Sustiva Franchise	798	774	24	3%	2	796	—	3%
Oncology
Erbitux	333	358	(25)	(7)%	—	333	—	(7)%
Sprycel	599	475	124	26%	(17)	616	(4)%	30%
Yervoy	462	316	146	46%	2	460	—	46%
Neuroscience
Abilify	1,085	1,332	(247)	(19)%	6	1,079	—	(19)%
Metabolics
Bydureon	118	—	118	N/A	—	118	N/A	N/A
Byetta	189	—	189	N/A	—	189	N/A	N/A
Forxiga	8	—	8	N/A	—	8	N/A	N/A
Onglyza/Kombiglyze	442	333	109	33%	(1)	443	—	33%
Immunoscience
Nulojix	11	4	7	**	—	11	—	**
Orencia	672	544	128	24%	(11)	683	(2)%	26%
Cardiovascular
Avapro/Avalide	102	324	(222)	(69)%	—	102	—	(69)%
Eliquis	34	1	33	**	(2)	36	—	**
Plavix	135	2,434	(2,299)	(94)%	—	135	—	(94)%
Mature Products and All Other	1,362	1,353	9	1%	(20)	1,382	(1)%	2%
Total	7,879	9,694	(1,815)	(19)%	(62)	7,941	(1)%	(18)%
Total excluding Plavix and Avapro/Avalide	7,642	6,936	706	10%	(62)	7,704	(1)%	11%

*	Foreign exchange (FX) impact determined by the change in a line item’s current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

**	In excess of +/- 100%

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2012							2013							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs.YTD
TOTAL	5,251	4,443	9,694	3,736	13,430	4,191	17,621	3,831	4,048	7,879					(9)%	(19)%	(1)%	(1)%
Virology
Baraclude	325	357	682	346	1,028	360	1,388	366	371	737					4%	8%	(3)%	(2)%
Reyataz	358	406	764	363	1,127	394	1,521	361	431	792					6%	4%	(1)%	—
Sustiva Franchise (a)	386	388	774	370	1,144	383	1,527	387	411	798					6%	3%	—	—
Oncology
Erbitux	179	179	358	173	531	171	702	162	171	333					(4)%	(7)%	—	—
Sprycel	231	244	475	263	738	281	1,019	287	312	599					28%	26%	(4)%	(4)%
Yervoy	154	162	316	179	495	211	706	229	233	462					44%	46%	—	—
Neuroscience
Abilify (b)	621	711	1,332	676	2,008	819	2,827	522	563	1,085					(21)%	(19)%	—	—
Metabolics
Bydureon	—	—	—	20	20	58	78	52	66	118					N/A	N/A	N/A	N/A
Byetta	—	—	—	55	55	94	149	85	104	189					N/A	N/A	N/A	N/A
Forxiga	—	—	—	—	—	—	—	3	5	8					N/A	N/A	N/A	N/A
Onglyza/Kombiglyze (c)	161	172	333	178	511	198	709	202	240	442					40%	33%	—	—
Immunoscience
Nulojix	1	3	4	3	7	4	11	5	6	11					100%	**	—	—
Orencia (d)	254	290	544	307	851	325	1,176	320	352	672					21%	24%	(3)%	(2)%
Cardiovascular
Avapro/Avalide	207	117	324	95	419	84	503	46	56	102					(52)%	(69)%	—	—
Eliquis	—	1	1	—	1	1	2	22	12	34					**	**	—	—
Plavix	1,693	741	2,434	64	2,498	49	2,547	91	44	135					(94)%	(94)%	—	—
Mature Products and All Other (e)	681	672	1,353	644	1,997	759	2,756	691	671	1,362					—	1%	(2)%	(1)%

	2012							2013							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Virology	1,077	1,165	2,242	1,089	3,331	1,145	4,476	1,121	1,225	2,346					5%	5%	(1)%	(1)%
Oncology	679	707	1,386	728	2,114	777	2,891	772	814	1,586					15%	14%	(2)%	(2)%
Neuroscience	627	716	1,343	680	2,023	823	2,846	526	568	1,094					(21)%	(19)%	—	—
Metabolics	194	206	400	299	699	409	1,108	400	480	880					**	**	—	(1)%
Immunocience	255	292	547	311	858	329	1,187	325	358	683					23%	25%	(2)%	(2)%
Cardiovascular	1,991	958	2,949	243	3,192	223	3,415	243	193	436					(80)%	(85)%	—	—
Other Therapeutic Areas	428	399	827	386	1,213	485	1,698	444	410	854					3%	3%	(2)%	(2)%

**	In excess of +/- 100%
(a)	The Sustiva Franchise includes sales of Sustiva and revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(c)	Includes Kombiglyze sales of $60M and $116M for the three and six months ended June 30, 2013 and $36M and $72M for the three and six months ended June 30, 2012 respectively.
(d)	Includes Orencia SubQ sales of $100M and $184M for the three and six months ended June 30, 2013 and $46M and $77M for the three and six months ended June 30, 2012 respectively.
(e)	Represents all other products, including those which have lost their exclusivity in major markets, over the counter brands and royalty-related revenue. Includes Symlin sales of $22M and $38M for the three and six months ended June 30, 2013.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2012							2013							% Change		% Change in U.S. Total Prescription*
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL (a)	3,501	2,629	6,130	2,016	8,146	2,238	10,384	1,971	2,045	4,016					(22)%	(34)%
Virology
Baraclude	56	59	115	61	176	65	241	68	73	141					24%	23%	4%	5%
Reyataz	188	199	387	197	584	199	783	193	200	393					1%	2%	(6)%	(7)%
Sustiva Franchise (b)	254	259	513	250	763	253	1,016	251	275	526					6%	3%	(2)%	(3)%
Oncology
Erbitux	176	176	352	169	521	167	688	158	168	326					(5)%	(7)%	N/A	N/A
Sprycel	95	91	186	109	295	109	404	115	135	250					48%	34%	23%	20%
Yervoy (c)	117	122	239	123	362	141	503	159	140	299					15%	25%	N/A	N/A
Neuroscience
Abilify (d)	445	533	978	507	1,485	617	2,102	328	378	706					(29)%	(28)%	—	(1)%
Metabolics
Bydureon	—	—	—	20	20	55	75	52	57	109					N/A	N/A	N/A	N/A
Byetta	—	—	—	55	55	92	147	84	74	158					N/A	N/A	N/A	N/A
Onglyza/ Kombiglyze (e)	120	126	246	130	376	140	516	140	167	307					33%	25%	1%	4%
Immunoscience
Nulojix	1	2	3	3	6	3	9	4	4	8					100%	**	N/A	N/A
Orencia(f)	171	199	370	211	581	216	797	214	238	452					20%	22%	N/A	N/A
Cardiovascular
Avapro/Avalide	108	22	130	9	139	16	155	—	(9)	(9)					**	**	N/A	N/A
Eliquis	—	—	—	—	—	—	—	17	5	22					N/A	N/A	N/A	N/A
Plavix	1,648	713	2,361	43	2,404	20	2,424	66	18	84					(97)%	(96)%	N/A	N/A
Mature Products and All Other (g)	122	128	250	129	379	145	524	122	122	244					(5)%	(2)%
Total excluding Plavix and Avapro/Avalide	1,745	1,894	3,639	1,964	5,603	2,202	7,805	1,905	2,036	3,941					7%	8%

	2012							2013							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr		YTD vs. YTD
Net Sales by Therapeutic Area:
Virology	498	519	1,017	509	1,526	518	2,044	513	548	1,061					6%		4%
Oncology	412	414	826	423	1,249	438	1,687	451	457	908					10%		10%
Neuroscience	445	534	979	506	1,485	617	2,102	328	378	706					(29)%		(28)%
Metabolics	127	132	259	224	483	316	799	298	324	622					**		**
Immunoscience	172	201	373	214	587	219	806	217	243	460					21%		23%
Cardiovascular	1,784	766	2,550	79	2,629	61	2,690	108	36	144					(95)%		(94)%
Other Therapeutic Areas	63	63	126	61	187	69	256	56	59	115					(6)%		(9)%

*	The estimated U.S. prescription change data provided throughout this report includes information only from the retail and mail order channels and does not reflect product demand within other channels such as hospitals, home health care, clinics, Federal facilities including Veterans Administration hospitals, and long-term care (excluding diabetes franchise products Onglyza, Kombiglyze, Byetta and Bydureon), among others. Erbitux, Yervoy and Nulojix, and the intravenous formulation of Orencia are parenterally administered products and do not have prescription-level data as these products are not dispensed through retail and mail order channels. The data is provided by Wolters Kluwer Health based on the Source Prescription Audit and IMS Health based on information from the Next-Generation Prescription Service version 2.0 of the National Prescription Audit. The data is a product of each respective service providers’ own recordkeeping and projection processes and therefore subject to the inherent limitations of estimates based on sampling and may include a margin of error.
**	In excess of +/- 100%
(a)	Domestic net sales include United States and Puerto Rico.
(b)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.
(c)	Includes $25 million of net sales that were previously deferred until sufficient historical experience to estimate sales returns was developed. The following table provides a reconciliation of the net impact of reversal of previously deferred net sales.

	2013		2012		% Change
	2nd Qtr	6 Months	2nd Qtr	6 Months	Qtr vs. Qtr	YTD vs. YTD
Yervoy Net Sales As Reported	140	299	122	239	15%	25%
Reversal of deferred revenues, net	—	(25)	—	—	N/A	N/A

Yervoy Net Sales - Adjusted	140	274	122	239	15%	15%

(d)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd. The following table provides a reconciliation of the impact for extending the term of the commercialization and manufacturing agreement.

	2013		2012		% Change
	2nd Qtr	6 Months	2nd Qtr	6 Months	Qtr vs. Qtr	YTD vs. YTD
Abilify Net Sales As Reported	378	706	533	978	(29)%	(28)%
Contractual share change from 51.5% to 34.3%	199	354	—	—	N/A	N/A

Abilify Net Sales - Adjusted	577	1,060	533	978	8%	8%

(e)	Includes Kombiglyze sales of $52M and $99M for the three and six months ended June 30, 2013 and $36M and $72M for the three and six months ended June 30, 2012, respectively.
(f)	Includes Orencia SubQ sales of $83M and $153M for the three and six months ended June 30, 2013 and $45M and $76M for the three and six months ended June 30, 2012, respectively.
(g)	Represents all other products sold in the U.S., including those which have lost their exclusivity in major markets. Includes Symlin sales of $22M and $38M for the three and six months ended June 30, 2013.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2012							2013							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	1,750	1,814	3,564	1,720	5,284	1,953	7,237	1,860	2,003	3,863					10%	8%	(3)%	(2)%
Virology
Baraclude	269	298	567	285	852	295	1,147	298	298	596					—	5%	(3)%	(3)%
Reyataz	170	207	377	166	543	195	738	168	231	399					12%	6%	(2)%	(2)%
Sustiva Franchise (a)	132	129	261	120	381	130	511	136	136	272					5%	4%	—	—
Oncology
Erbitux	3	3	6	4	10	4	14	4	3	7					—	17%	—	—
Sprycel	136	153	289	154	443	172	615	172	177	349					16%	21%	(7)%	(5)%
Yervoy	37	40	77	56	133	70	203	70	93	163					**	**	—	—
Neuroscience
Abilify (b)	176	178	354	169	523	202	725	194	185	379					4%	7%	—	—
Metabolics
Bydureon	—	—	—	—	—	3	3	—	9	9					N/A	N/A	N/A	N/A
Byetta	—	—	—	—	—	2	2	1	30	31					N/A	N/A	N/A	N/A
Forxiga	—	—	—	—	—	—	—	3	5	8					N/A	N/A	N/A	N/A
Onglyza/Kombiglyze	41	46	87	48	135	58	193	62	73	135					59%	55%	—	(2)%
Immunoscience
Nulojix	—	1	1	—	1	1	2	1	2	3					100%	**	—	—
Orencia	83	91	174	96	270	109	379	106	114	220					25%	26%	(8)%	(7)%
Cardiovascular
Avapro/Avalide	99	95	194	86	280	68	348	46	65	111					(32)%	(43)%	—	—
Eliquis	—	1	1	—	1	1	2	5	7	12					**	**	—	—
Plavix	45	28	73	21	94	29	123	25	26	51					(7)%	(30)%	—	—
Mature Products and All Other (c)	559	544	1,103	515	1,618	614	2,232	569	549	1,118					1%	1%	(2)%	(2)%

	2012							2013							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Virology	579	646	1,225	580	1,805	627	2,432	608	677	1,285					5%	5%	(2)%	(2)%
Oncology	267	293	560	305	865	339	1,204	321	357	678					22%	21%	(5)%	(5)%
Neuroscience	182	182	364	174	538	206	744	198	190	388					4%	7%	1%	1%
Metabolics	67	74	141	75	216	93	309	102	156	258					**	83%	—	(1)%
Immunoscience	83	91	174	97	271	110	381	108	115	223					26%	28%	(8)%	(6)%
Cardiovascular	207	192	399	164	563	162	725	135	157	292					(18)%	(27)%	—	—
Other Therapeutic Areas	365	336	701	325	1,026	416	1,442	388	351	739					4%	5%	(3)%	(2)%

**	In excess of +/- 100%
(a)	The Sustiva Franchise includes sales of Sustiva and revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(c)	Represents all other products, including those which have lost their exclusivity in major markets, over the counter brands and royalty-related revenue.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF CERTAIN NON-GAAP LINE ITEMS TO CERTAIN GAAP LINE ITEMS

(Unaudited, amounts in millions except per share data)

	2012							2013
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$3,948	$3,198	$7,146	$2,749	$9,895	$3,116	$13,011	$2,768	$2,940	$5,708
Specified items (a)	—	147	147	54	201	84	285	85	70	155
Gross profit excluding specified items	3,948	3,345	7,293	2,803	10,096	3,200	13,296	2,853	3,010	5,863

Marketing, selling and administrative	1,002	1,004	2,006	1,071	3,077	1,143	4,220	994	1,042	2,036
Specified items (a)	(8)	(5)	(13)	(70)	(83)	(2)	(85)	(1)	(1)	(2)
Marketing, selling and administrative excluding specified items	994	999	1,993	1,001	2,994	1,141	4,135	993	1,041	2,034

Research and development	909	962	1,871	951	2,822	1,082	3,904	930	951	1,881
Specified items (a)	(58)	(45)	(103)	(48)	(151)	(65)	(216)	—	—	—
Research and development excluding specified items	851	917	1,768	903	2,671	1,017	3,688	930	951	1,881

Other (income)/expense	(184)	(51)	(235)	(11)	(246)	166	(80)	(19)	199	180
Specified items (a)	81	(43)	38	(116)	(78)	(249)	(327)	(19)	(239)	(258)
Other (income)/expense excluding specified items	(103)	(94)	(197)	(127)	(324)	(83)	(407)	(38)	(40)	(78)

Effective Tax Rate	26.9%	23.7%	25.8%	43.4%	13.7%	(80.1)%	(6.9)%	7.6%	—	4.2%
Specified items (a)	(0.2)%	1.6%	0.3%	(22.9)%	11.3%	95.1%	30.1%	3.4%	13.8%	8.3%
Effective Tax Rate excluding specified items	26.7%	25.3%	26.1%	20.5%	25.0%	15.0%	23.2%	11.0%	13.8%	12.5%

(a)	Refer to the Specified Items tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

($ in millions)

	2012							2013
Dollars in Millions	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Accelerated depreciation, asset impairment and other shutdown costs	$—	$147	$147	$—	$147	$—	$147	$—	$—	$—
Amortization of acquired Amylin intangible assets	—	—	—	91	91	138	229	138	137	275
Amortization of Amylin collaboration proceeds	—	—	—	(46)	(46)	(68)	(114)	(67)	(67)	(134)
Amortization of Amylin inventory adjustment	—	—	—	9	9	14	23	14	—	14

Cost of products sold	—	147	147	54	201	84	285	85	70	155

Stock compensation from accelerated vesting of Amylin awards	—	—	—	67	67	—	67	—	—	—
Process standardization implementation costs	8	5	13	3	16	2	18	1	1	2

Marketing, selling and administrative	8	5	13	70	83	2	85	1	1	2

Stock compensation from accelerated vesting of Amylin awards	—	—	—	27	27	—	27	—	—	—
Upfront, milestone and other licensing payments	—	—	—	21	21	26	47	—	—	—
IPRD impairment	58	45	103	—	103	39	142	—	—	—

Research and development	58	45	103	48	151	65	216	—	—	—

Impairment charge for BMS-986094 intangible asset	—	—	—	1,830	1,830	—	1,830	—	—	—

Provision for restructuring	22	20	42	29	71	103	174	33	173	206
Gain on sale of product lines, businesses and assets	—	—	—	—	—	(51)	(51)	—	—	—
Acquisition and collaboration related items	12	1	13	29	42	1	43	—	(10)	(10)
Litigation charges/(recoveries)	(172)	22	(150)	50	(100)	55	(45)	—	(23)	(23)
Out-licensed intangible asset impairment	38	—	38	—	38	—	38	—	—	—
Loss on debt repurchase	19	—	19	8	27	—	27	—	—	—
Upfront, milestone and other licensing receipts	—	—	—	—	—	(10)	(10)	(14)	—	(14)
Pension settlements	—	—	—	—	—	151	151	—	99	99

Other (income)/expense	(81)	43	(38)	116	78	249	327	19	239	258

Increase/(decrease) to pretax income	(15)	240	225	2,118	2,343	400	2,743	105	310	415

(Income tax)/tax benefit on items above	8	(77)	(69)	(722)	(791)	(156)	(947)	(35)	(116)	(151)
Specified tax benefit*	—	—	—	—	—	(392)	(392)	—	—	—

(Income tax)/tax benefit	8	(77)	(69)	(722)	(791)	(548)	(1,339)	(35)	(116)	(151)

Increase/(decrease) to net earnings	$(7)	$163	$156	$1,396	$1,552	$(148)	$1,404	$70	$194	$264

* The 2012 specified tax benefit relates to a capital loss deduction.

BRISTOL-MYERS SQUIBB COMPANY

SELECTED BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Cash and cash equivalents	$2,307	$2,801	$1,503	$1,656	$1,355	$1,821
Marketable securities - current	2,722	2,236	1,427	1,173	1,178	978
Marketable securities - long term	3,585	3,732	3,698	3,523	3,242	3,223

Cash, cash equivalents and marketable securities	8,614	8,769	6,628	6,352	5,775	6,022
Short-term borrowings and current portion of long-term debt	145	236	751	826	1,372	764
Long-term debt	5,270	5,209	6,608	6,568	6,522	6,442

Net cash/(debt) position	$3,199	$3,324	$(731)	$(1,042)	$(2,119)	$(1,184)

BRISTOL-MYERS SQUIBB COMPANY

2013 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS

EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2013
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP	$1.41 to $1.49
Projected Specified Items:
Downsizing and streamlining of worldwide operations	0.10
Upfront and milestone payments, net	0.02
Amortization of Amylin intangible assets and collaboration proceeds	0.11
Pension settlements	0.08
Other	(0.02)

Total	0.29

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP	$1.70 to $1.78

Gross margin as a percentage of sales on a GAAP and non-GAAP basis for the six months ended June 30, 2013 was 72.4% and 74.4%, respectively. On a non-GAAP basis, the Company projects gross margin as a percentage of sales for the full year 2013 of approximately 73%. There is no reliable comparable GAAP measure for this forward-looking information on gross margin. See “—Reconciliation of GAAP and NON-GAAP Growth Dollars and Percentages Excluding Foreign Exchange Impact”.

Research and development expenses on a GAAP and non-GAAP basis for the six months ended June 30, 2013 were $1.9 billion. On a non-GAAP basis, the Company projects research and development expense for the full year 2013 to grow in the low single digit range compared to 2012. It is estimated that 30% to 40% of the research and development expenses in 2013 will be incurred on late-stage development programs. There is no reliable comparable GAAP measure for this forward-looking information on research and development. See “—Reconciliation of Certain NON-GAAP Line Items to Certain GAAP Line Items”.

Marketing, selling and administrative expenses, on a GAAP and non-GAAP basis for the six months ended June 30, 2013 were $2.0 billion. On a GAAP basis, expenses for the six months ended June 30, 2013 included specified items of $2 million. On a non-GAAP basis, the Company projects marketing, selling and administrative expenses for the full year 2013 to remain flat compared to 2012. There is no reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See “—Reconciliation of Certain NON-GAAP Line Items to Certain GAAP Line Items”.

The effective tax rate on a GAAP basis for the six months ended June 30, 2013 was 4.2%. On a non-GAAP basis, for the six months ended June 30, 2013 the effective tax rate was 12.5%. On a non-GAAP basis, the Company projects an annual effective tax rate of approximately 15%. There is no reliable comparable GAAP measure for this forward-looking information on the tax rate. See “—Reconciliation of Certain NON-GAAP Line Items to Certain GAAP Line Items”.

The GAAP financial results for the full year 2013 will include specified items, including expected charges associated with downsizing and streamlining worldwide operations, impairment charges, milestone payments, net amortization of acquired intangible assets and deferred income related to Amylin and pension settlements. The GAAP financial results for the full year 2013 could also include other specified items that have not yet been identified and quantified, including any gains or losses from acquisitions or divestitures, additional upfront, milestone and other licensing payments, charges for in-process research and development and licensed asset impairments, charges and recoveries relating to significant legal proceedings, restructuring activities and significant tax events. For a fuller discussion of certain litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Reports Second Quarter 2013 Financial Results, July 25, 2013 including “2013 Financial Guidance” and “Use of Non-GAAP Financial Information” therein.